EXHIBIT 10.15


                           WARRANT PURCHASE AGREEMENT

     This Warrant Purchase Agreement (this "AGREEMENT") is executed this 19 day of June, 2000, by INFORMAX, INC., a Delaware corporation (the "BORROWER" or the "COMPANY"), in favor of PNC Bank, National Association, a national banking association (the "BANK"), in accordance with the terms of that certain Loan Agreement dated May 6, 1999, between the Company and the Bank, as amended (the "LOAN AGREEMENT"). In connection with Amendment No. 5 to the Loan Agreement dated of even date herewith, between the Company and the Bank ("AMENDMENT NO. 5"), the Company has agreed to issue to the Bank warrants (each, a "WARRANT") to purchase one fully paid and nonassessable share of the non-voting common stock of the Company, par value [$0.01] per share (the "NON-VOTING COMMON STOCK"), in an amount equal to (i) 9,000 shares of Non-voting Common Stock; and (ii) if any amount is outstanding on the Bridge Note on September 19, 2000, 6,000 additional shares of Non-Voting Common Stock (the "EXERCISE QUANTITY"). The shares of Non-Voting Common Stock purchasable upon exercise of the Warrants and the purchase price per Warrant are referred to herein as the "WARRANT SHARES" and the "EXERCISE PRICE", respectively. Where shares of the common stock of the Company are referenced herein without a "Non-Voting" prefix, such shares shall be deemed to encompass both shares of the Company's Non-Voting Common Stock and shares of the Company's voting common stock, par value $0.01 per share (collectively, the "Common Stock").

     NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Bank agree as follows:

1. GRANT OF WARRANTS. The Company hereby grants to the Bank Warrants to purchase up to that number of shares which constitute the Exercise Quantity of the Non-Voting Common Stock on the date of purchase. Each Warrant initially shall be exercisable for one share of Non-Voting Common Stock. In consideration of the grant of the Warrants to the Bank, the Bank has paid to the Company $.01 per Warrant by personal check. The Bank and any subsequent registered holder of a Warrant (each, a "HOLDER") shall have the rights and obligations set forth in this Agreement and in the warrant certificate evidencing such Warrant, which shall be substantially in the form attached hereto as Exhibit A (a "WARRANT CERTIFICATE").

2. WARRANT CERTIFICATE.

     (a) Form of Warrant Certificate. Each Warrant shall be evidenced by a Warrant Certificate. Each Warrant Certificate shall have such marks of identification or designation and such legends or endorsements thereon as the Company deems appropriate, so long as they are not inconsistent with the provisions of this Agreement, or as are required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Non-Voting Common Stock may from time to time be listed. Each Warrant Certificate shall entitle the Holder thereof to exercise such number of Warrants as shall be set forth thereon at the Exercise Price in effect on the date such Warrant Certificate is delivered by the Company to such

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Holder;  provided,  that the number of Warrants and the Exercise  Price shall be subject to adjustment as provided herein. Each Warrant Certificate shall provide for a "net issuance option," which will allow the Holder thereof to surrender some of the Warrants evidenced thereby for cancellation and receive in exchange for other Warrants evidenced thereby shares of Non-Voting Common Stock, without the payment of any cash, on the basis of a formula set forth in such Warrant Certificate.

   (b) Signature and Registration.

       (i) The Warrant Certificates shall be manually executed on behalf of the Company by its Chairman of the Board, its President or any Vice President and shall be manually attested by the Secretary or an Assistant Secretary of the Company.

       (ii) The Company will keep or cause to be kept at its principal office books for the registration and transfer of the Warrant Certificates issued hereunder.

     (c) Transfer, Split-Up, Combination and Exchange of Warrant Certificates. Subject to compliance with all applicable laws and the provisions of this Agreement, at any time prior to the close of business on 2007, [2007] (the "FINAL EXPIRATION DATE"), any Warrant Certificate or Warrant Certificates may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder or Holders thereof to exercise the same number of Warrants as the Warrant Certificate or Warrant Certificates surrendered to the Company by the Holder thereof then entitled such Holder to exercise. Any Holder desiring to transfer, split up, combine or exchange any Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged, at the principal office of the Company. Thereupon the Company shall deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

   (d) Subsequent Issuance of Warrant Certificates. Subsequent to their original issuance, no Warrant Certificates shall be issued except (i) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrant Certificates pursuant to Section 2(c), (ii) Warrant Certificates issued in replacement or mutilated, destroyed, lost or stolen Warrant Certificates, and
(iii) any Warrant Certificate issued pursuant to Section 3(d) upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

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3. EXERCISE OF WARRANTS; EXERCISE PRICE.

   (a) The Holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part by surrendering such Warrant Certificate, with the form of election to exercise attached thereto duly completed and executed, to the Company at its principal office, together, to the extent necessary, with payment of the aggregate Exercise Price for the Warrants being exercised, at or prior to the close of business on the Final Expiration Date.

   (b) The Exercise Price for each Warrant shall initially be $10.00 per share of Non-Voting Common Stock, which the Company represents and warrants to the Bank to be the fair market value per share of the Non-Voting Common Stock as of the date of this Agreement based on the valuation used for the Weiss, Peck & Greer acquisition of Borrower's Non-Voting Common Stock. The Exercise Price shall be subject to adjustment from time to time as provided in Section 6 and shall be payable in accordance with Section 3(c).

   (c) Upon receipt of a Warrant Certificate, with the form of election to exercise duly completed and executed, accompanied by payment of the aggregate Exercise Price for the Warrants being exercised, except to the extent that the Holder thereof has determined to use the net issuance option, and an amount equal to any applicable transfer taxes required to be paid by such Holder in accordance with Section 5(c) in cash or by certified check or cashier's check payable to the order of the Company, the Company shall promptly: (i) requisition from any transfer agent of the Non-Voting Common Stock or otherwise obtain certificates for the number of shares of Non-Voting Common Stock being purchased; (ii) when appropriate, prepare or cause to be prepared a check for the amount of cash to be paid in lieu of the issuance of a fractional share in accordance with Section 7; (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of such Holder, registered in such name or names as designated by such Holder; and (iv) when appropriate, deliver such check to or upon the order of such Holder. The Company hereby irrevocably authorizes each transfer agent of the Non-Voting Common Stock to comply with all such requests from the Company in accordance with this Section 3(c).

   (d) If the Holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing a number of Warrants equal to the number of Warrants remaining unexercised shall be issued by the Company to such Holder or to its duly authorized assigns, subject to the provisions of Section 7.

4. CANCELLATION OF WARRANT CERTIFICATES. All Warrant Certificates surrendered to the Company for exercise, transfer, split up, combination or exchange shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement.

5. RESERVATION AND AVAILABILITY OF COMMON STOCK; TAXES.

   (a) The Company shall, at all times, reserve and keep available out of its authorized and unissued shares of Non-Voting Common Stock or out of any shares of Non-Voting Common

Stock held in its treasury that number of shars of Non-Voting Common Stock that will from time to time be sufficient to permit the exercise in full of all outstanding Warrants.

   (b) The Company shall take all such action as may be necessary to ensure that all shares of Non-Voting Common Stock delivered upon the exercise of any Warrants shall, at the time of delivery of the certificates for such shares of Non-Voting Common Stock, be duly authorized, validly issued, fully paid and nonassessable.

   (c) The Company shall pay when due and payable any and all federal and state transfer taxes and charges (other than any applicable income taxes) that may be payable in respect of the issuance or delivery of Warrant Certificates or of certificates for shares of Non-Voting Common Stock receivable upon the exercise of any Warrants; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of the issuance and delivery of any Warrant Certificate or stock certificate registered in a name other than that of the Holder of the Warrant Certificate that has been surrendered.

6. ADJUSTMENTS.

     (a) General. The Exercise Price, the number of outstanding Warrants and the number and kind of stock or other securities or property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time pursuant to the terms of this Section 6.

     (b) Dilutive Issuances.

          (i) Special Definitions. For purposes of this Section 6, the following definitions shall apply:

               (A) "Additional Shares of Common Stock" shall be mean all shares of Common Stock issued (or, pursuant to Section 6(b)(iii), deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

               (I) upon conversion or exchange of any Convertible Securities outstanding on the Original Issue Date, including, but not limited to, any shares issued to or issuable pursuant to any antidilution protections in existence on the date hereof that operate in favor of the Holders of such Convertible Securities;

               (II) upon exercise of any Options outstanding on the Original Issue Date;

               (III)    as  a  dividend   or   distribution   pro  rata  on  the
                        outstanding share of Common Stock;

               (IV)     as  a   result   of  any   stock   split,   combination,
                        reclassification, exchange or substitution for which an adjustment is provided in Section 6(c), (d) or (e)


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               (V)      upon exercise of any Warrants; or

               (VI) to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary of the Company pursuant to a stock grant, stock option plan, employee stock purchase plan, restricted stock plan or any other similar plan or agreement, which grant, plan or agreement was approved by the Board of Directors of the Company (the "BOARD") prior to its implementation.

               (B)  "Convertible   Securities"   shall  mean  any  evidences  of
          indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock.

               (C) "Option" shall mean any right, option or warrant to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities, excluding rights, options or warrants described in clause (V) or (VI) of Section 6(b)(i)(A).

               (D) "Original Issue Date" shall mean the date of this Agreement.

          (ii) Issuance of Securities Deemed to be an Issuance of Additional Shares of Common Stock. If at any time after the Original Issue Date the Company issues any Options or Convertible Securities or fixes a record date for the determination of holders of any class of securities entitled to receive any Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision thereof that permits or requires a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance or, in case a record date has been fixed, as of the close of business on such record date. In any case in which Additional Shares of Common Stock are deemed to have been issued in accordance with the preceding sentence:

               (A) No further adjustment in the Exercise Price shall be made solely on account of the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities (including Convertible Securities issued upon exercise of Options);

               (B) If any such Options or Convertible Securities by their terms provide for any change in the amount or kind of consideration payable to the Company upon the exercise, conversion or exchange thereof, whether on account of the passage of time or for any other reason, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such change becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such change;


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

               (C) If the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Options or Convertible
          Securities changes, including, but not limited to, any change resulting from the operation of the anti-dilution provisions thereof, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such change becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such change;

               (D) If any such Options or the conversion or exchange privileges represented by any such Convertible Securities expire or terminate not having been exercised, then the Exercise Price computed based upon the original issuance thereof (or upon the occurrence of a record date with respect thereto) and as subsequently adjusted for other reasons shall, upon any such expiration or termination becoming effective, be recomputed based on the number of such Options or Convertible Securities then outstanding to reflect such expiration or termination; and

               (E) No readjustment pursuant to Clause (B), (C) or (D) above shall have the effect of increasing the Exercise Price to an amount that exceeds the lower of (x) the Exercise Price on the original adjustment date prior to the original adjustment thereof on account of such deemed issuance or (y) the Exercise Price that would have resulted from any other issuances or deemed issuances of Additional Shares of Common Stock between such original adjustment date and any such readjustment date without taking into account such original adjustment.

     In the event that the Company, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Section 6(b) shall apply to them as of the date of such amendment.

          (iii) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event that the Company, after the Original Issue Date, issues any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(b)(ii)), without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issuance, then such Exercise Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (II) the number of shares of Common Stock that the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (B) the denominator of which


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     shall be (I) the number of shares of Common Stock  outstanding  immediately prior to such issuance, plus (II) the number of such Additional Shares of Common Stock so issued. For purposes of this Section 6(b)(iii), (y) if a record date is set for the issuance or deemed issuance of any Additional Shares of Common Stock, then the close of business on such record date shall be treated as the time of issuance of such Additional Shares of Common Stock; and (z) all shares of Common Stock issuable upon exercise, conversion or exchange or Options or Convertible Securities (including Convertible Securities issuable upon exercise of Options) outstanding immediately prior to such issuance shall be deemed to be outstanding (other than any shares excludable from the definition of "Additional Shares of Common Stock" in accordance with Section 6(b)(i)(A)(V) or (VI)).

          (iv) Determination of Consideration. For purposes of this Section 6(b), the aggregate consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

               (A) Cash and Property. Such considerations shall:

               (I) insofar as it consists of cash, be computed as the aggregate of cash received by the Company;

               (II) insofar as it consists of services or property other than cash, be computed as the fair market value thereof at the time of such issuance, as determined in good faith by the Board; and

               (III) in the event that Additional Shares of Common Stock are issued together with other shares or securities or other assets for a combined consideration, be the pro rata portion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

               (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(b)(ii), relating to Options and Convertible Securities, shall be determined by dividing

               (I) the total amount, if any, received or receivable by the Company as consideration for the issuance of such
                        Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision thereof that permits or requires a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or in the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by


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               (II)     the  maximum  number of  shares of Common  Stock (as set
                        forth in the instruments relating thereto, without regard to any provision thereof that permits or requires a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of
                        such  Options  for   Convertible   Securities   and  the
                        conversion or exchange of such Convertible Securities.

          (v) Termination of Adjustment Rights. All rights relating to adjustment of the Exercise Price granted pursuant to this Section 6(b) shall terminate and be of no further force or effect upon the earlier of
     (i) an Automatic Conversion (as defined in the Certificate of Designations, Powers, Preferences and Rights of the Series A Preferred Stock of the Company, the "Certificate of Designation") of the Company's Series A Preferred Stock, or (ii) any time at which no shares of the Company's Series A Preferred Stock are outstanding.

     (c) Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time, after the Original Issue Date effects a subdivision of the outstanding Non-Voting Common Stock, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company, at any time or from time to time, after the Original Issue Date combines the outstanding shares of Non-Voting Common Stock, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment in accordance with this Section 6(c) shall become effective at the close of business on the date that the related subdivision or combination becomes effective.

     (d) Adjustment for Reorganization, Reclassification or Substitution. If the shares of Non-Voting Common Stock issuable upon exercise of the Warrants are changed into the same or a different number of shares of any class or classes of stock of the Company or other securities or property of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above in Section 6(e) or a stock dividend, merger, consolidation, share exchange or sale of assets provided for below in
Section 6(e)), then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warant for the amount and kind of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by a holder of the number of shares of Non-Voting Common Stock for which such Warrant would have been exercisable immediately prior to such reorganization, reclassification or change, subject to further adjustment as provided herein.

     (e) Adjustment for Merger, Consolidation, etc. In case of any merger, consolidation or share exchange of the Compnay with or into another person, a sale of all or substantially all of the assets of the Company to another person or any other transaction involving the Company and another person having a similar effect (other than a subdivision or combination of shares or reorganization, reclassification or other transaction provided for above or a stock dividend provided for below), then, from and after each such event, each Holder of a Warrant shall have the right to exercise such Warrant for the amount and kind of shares of stock and other securities an dproperty receivable upon such merger, consolidation, share exchange, sale or other


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transaction by a holder of the number or shares of Common stock for which such
Warrant would have been exercisable immediately prior to such merger, consolidation, share exchange, sale or other transaction, subject to further adjustment as provided herein. In each such case, prior to and as a condition to the consummation of any such transaction, appropriate adjustments (as determined in good faith by the Board) shall be made in the provision of this
Section 6 with respect to the rights and interests of the Holders of the Warrants, to the end that these provisions shall thereafter be applicable, in as equivalent a manner as reasonably can be achieved, in relation to any shares of stock, other securities or property thereafter deliverable upon exercise of the Warrants.

     (f) Adjustment for Certain Dividends and Distributions. If the Company, at any time or from time to time, after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of shares of Non-Voting Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Non-Voting Common Stock, then, and in each such event, the Exercise Price in effect from and after the time of such issuance or, in the event such a record date has been fixed, the close of business on such record date shall be equal to the producer of the Exercise Price in effect immediately prior to such time multiplied by a fraction:

          (i) the numerator of which shall be the total number of shares of Non-Voting Common Stock issued and outstanding or issuable upon exercise of any Options or upon conversion or exchange of any Convertible Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

          (ii) the denominator of which shall be the total number of shares of Non-Voting Common Stock issued and outstanding or issuable upon exercise of any Options or upon conversion or exchange of any Convertible Securities issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Non-Voting Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such a record date has been fixed and such dividend is not fully paid or such distribution is not fully made on the date set therefore, then the Exercise Price then in effect shall be appropriately recalculated as of the close of business on such record date.

     (g) Adjustments for Other Dividends and Distributions. If the Company, at any time or from time to time, after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or any subsidiary of the Company other than shares of Common Stock, then, and in each such event, appropriate provision shall be made so that each Holder of a Warrant exercised after such issuance or such record date, as the case may be, shall receive, in addition to the shares of Common Stock otherwise receivable upon such exercise, the amount of securities and other property, if any, that would have been received by such Holder had such Warrant been exercised immediately prior to such issuance or the close of business on such record date and the securities received upon such exercise been retained from


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the date of such  issuance  or such  record  date to and  including  the  actual exercise date of such Warrant.

     (h) Adjustment in Number of Warrants. When any adjustment is required to be made in the Exercise Price pursuant to this Section 6, then the number of outstanding Warrants shall be simultaneously adjusted to equal the number determined by dividing (i) the product of the number of Warrants outstanding immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     (i) Certificate as to Adjustment. In each case of an adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered Holder of a Warrant a certificate setting forth such adjustment and the related adjustment in the number of outstanding Warrants and describing in reasonable detail the facts upon which such adjustments are based. The Company shall, upon the written request at any time of any Holder of a Warrant, furnish or cause to be furnished to such Holder a certificate setting forth (i) all such adjustments since the Original Issue Date, (ii) the Exercise Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property that would then be receivable upon exercise of a Warrant.

7. FRACTIONAL SHARES.

     (a) The Company shall not be required to issue fractional shares of Non-Voting Common Stock upon the exercise of any Warrants or to distribute certificates that evidence fractional shares of Common Stock. In lieu of issuing a fractional share of Non-Voting Common Stock, the Company shall pay to the Holder of any Warrants at the time such Warrants are exercised an amount in cash equal to the same fraction of the current marker value of one share of Common Stock on the date that such Warrants are exercised.

     (b) For purposes hereof, the current market value of a share of Common Stock (or any other security) shall be the closing price per share of Common Stock (or the standard unit for such other security) on the date of determination. Such closing price shall be:

          (i) the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on the date of determination, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

          (ii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on the New York Stock Exchange, the last sale price, regular way, or, in case no such sale takes place, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock (or such other class or series of securities) is listed or admitted to trading; or

          (iii) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use by such organization; or

          (iv) if the Common Stock (or such other class or series of securities) is not listed or admitted to trading on any national securities exchange and prices therefor are not reported by such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock (or such other class or series of securities) selected by the Board; or

          (v) if the Common Stock (or such other class or series of securities) is not so listed or admitted to trading and prices therefor are not so reported or quoted, the fair market value per share (or other appropriate unit) as determined in good faith by the Board, whose determination shall be conclusive and binding on all Holders of Warrants.

8.  PIGGYBACK REGISTRATION.

     (a) If at any time the Company determines to file a registration statement (including pursuant to the request of any security holder of the Company which has the right to require the Company to file such a registration statement) under the Securities Act of 1933, as amended (the "1933 ACT"), to register an offering of shares of Common Stock, it must give to the Holders written notice of such determination at least 15 days prior to each such filing. If, within 15 days after receipt of any such notice, any Holder so requests in writing, the Company must include in such registration statement all of such Holder's shares of Common Stock purchasable or purchased from time to time upon exercise of such Holder's Warrants that such Holder requests to be so included. All such Warrant Shares, together with any other shares of Common Stock the holders of which have the right to require the Company to include such shares in any such registration statement, are sometimes referred to herein as the "REGISTRABLE SECURITIES."

     (b) Any Registrable Securities of a Holder that are to be included in an underwritten public offering pursuant to this Section 8 shall be offered and sold upon such terms as the managing underwriters thereof determine; provided, however, that any such terms must be the same as the terms to which any other holder of Registrable Securities will be bound and must not be substantially different from the terms pursuant to which the Company and any other security holder selling shares of Common Stock in such offering are selling such shares. The managing underwriters may condition any Holder's participation in such an underwritten public offering upon such Holder's execution of an underwriting agreement containing customary terms and conditions. If the managing underwriters for an underwritten public offering determine that the number of shares of Common Stock proposed to be sold in such offering would adversely affect the marketing of the shares of Common Stock proposed to be sold in such offering would adversely affect the marketing of the shares of Common Stock to be sold by the Company therein or by the person or persons who exercised their right to require the Company to register such offering under the 1933 Act, then the number of shares that may be included in the underwriting pursuant to this Section 8(b) shall be allocated, first, to the Company and Preferred Holders as provided by the terms of the Investor Rights Agreement by and between the Company and certain holders of the Company's Series A Preferred Stock, dated May 22, 1999; and, second, to all other shareholders participating in such underwritten offering on a pro rata basis.

If any Holder which has elected to participate in an underwritten public offering determines that it does not approve of the terms of any such offering prior to the effectiveness of the related registration statement under the 1933 Act, then such Holder may elect to withdraw therefrom by giving written notice of such withdrawal to the Company and the managing underwriters delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

     (c) All registration rights granted under this Section 8 shall terminate and be of no further force or effect from and after the fifth anniversary of the effective date under the 1933 Act of the registration statement for the Company's first firm commitment underwritten public offering of shares of Common Stock (the "INITIAL OFFERING"). A Holder shall not be entitled to exercise its registration rights under this Section 8 at any time that (i)(A) the Initial Offering has been completed; (B) the Company is subject to and is in compliance with the applicable reporting requirements under the Securities Exchange Act of 1934, as amended; and (C) all Warrant Shares beneficially owned by such Holder may be sold pursuant to Rule 144(k) under the 1933 Act, and (ii) all Warrant Shares held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period. If at any time the Warrants are exercisable, in whole or in part, for any securities other than shares of Non-Voting Common Stock then the provisions of this Section 8 shall apply equally to the registration of any offering of that class or series of securities.

     (d) In connection with any offering of Warrant Shares pursuant to the provisions of this Section, Company and Holder shall be obligated to indemnify each other (and the officers, directors and controlling Person thereof) pursuant to the terms of Section 2.9 (entitled "Indemnification") of the Non-Preferred Holder Rights Agreement by and between the Company and certain of its investors, executed March 29, 2000.

     (e) Notwithstanding anything to the contrary herein, the Company shall not be obligated to register any Warrants or Warrant Certificates pursuant to this Agreement.

     (f) Notwithstanding anything to the contrary set forth herein:

          (i) The provisions of this Section 8 shall not apply to any registration statement that is being filed to register the offering of (A) securities being offered in the Initial Offering, (B) securities to be issued solely in connection with the acquisition of any entity or business,
     (C) securities issuable solely pursuant to employee benefit plans (including pursuant to the exercise of stock options), or (D) securities the offering of which is being registered on a registration form that does not permit the registration of the offering of securities for security holders.

          (ii) The Company may withdraw any registration statement referred to in this Section 8 in accordance with the provisions of the 1933 Act without thereby incurring any liability to any Holder of Warrants.

9. AGREEMENT OF WARRANT HOLDERS. Every Holder of a Warrant, by accepting the same, acknowledges and agrees with the Company and with every other Holder of a Warrant that:

     (a) Each Warrant is transferable only by the transfer of the Warrant Certificate that evidences such Warrant upon the registry books of the Company which shall be accomplished by surrendering such Warrant Certificate for transfer at the Company's principal office, duly endorsed or accompanied by a proper instrument of transfer; and

     (b) The Company may deem and treat the person in whose name a Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatsoever, notwithstanding any notations of ownership or writing on such Warrant Certificate made by anyone other than the Company or any other notice to the contrary.

10.  RESTRICTIONS ON TRANSFER.

     (a) The Warrants and the Warrant Shares or the other securities issuable upon exercise of the Warrants may not be sold or otherwise transferred unless either (i) such transaction first shall have been registered under the 1933 Act and any applicable state or other securities law or (ii) the Company first shall have been furnished with an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such transaction is exempt from the registration requirements of the 1933 Act and any applicable state or other securities law.

     (b) The Holder of the Warrant, by acceptance hereof, acknowledges that this Warrant, the shares of Non-Voting Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not a nominee for any other party, and for investment and that the Holder will not offer, sell or otherwise dispose of the Warrant, the shares of Non-Voting Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Further, the Holder shall comply with such additional reasonable requests of the Company necessary to enable the shares of Non-Voting Common Stock to be issued upon exercise hereof in compliance with applicable state and federal securities laws.

     (c) The Holder of this Warrant agrees not to make any disposition of all or any portion of the Warrant or of the shares of Non-Voting Common Stock to be issued upon exercise hereof to any Competitor of the Company. For the purposes of this Agreement, the term "COMPETITOR" means any person, partnership, limited liability company, corporation or other entity (other than the Company) which is engaged as its principal line of business, in the Company's Business. For the purposes of this Agreement, the term "COMPANY'S BUSINESS" means the business of the development and licensing of pharma-informatic software tools of the type developed by the Company.

     (d) Each certificate evidencing securities issuable upon exercise of a Warrant shall bear a legend substantially in the following form:

     THE SECURITIES EVIDENCED HEREBY WERE ACQUIRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAW. THE HOLDER HEREOF, BY ACQUIRING THIS INSTRUMENT, AGREES FOR THE BENEFIT OF INFORMAX, INC. (THE "COMPANY") THAT THE SECURITIES EVIDENCED HEREBY MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (B) PURSUANT TO AN AVAILABLE EXEMPTION OR EFFECTIVE REGISTRATION UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAW.

               Notwithstanding the foregoing, such legend shall not be placed on any such certificate or shall be removed from any such certificate (i) at the request of the holder thereof, if such holder shall be entitled to sell the securities to be evidenced or evidenced thereby in accordance with Rule 144(k) under the 1933 Act, or (ii) if the holder thereof is selling the securities to be evidenced thereby in a registered public offering in accordance with Section 8.

11. WARRANT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No Holder of any Warrant, as such, shall be entitled to vote or receive dividends or shall be deemed for any other purpose the holder of the shares of Common Stock or other securities which may at any time be issuable upon the exercise of such Warrant. Nothing contained herein or in any Warrant Certificate shall be construed to confer upon the Holder of any Warrant, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any other matter submitted to stockholders of the Company at any meeting thereof, to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, except as otherwise expressly provided herein or therein or until such Warrant has been exercised in accordance with the provisions hereof and thereof.

12. ISSUANCE OF NEW WARRANT CERTIFICATES. Notwithstanding anything to the contrary set forth herein or in the Warrant Certificates, the Company may, at its option, issue new Warrant Certificates evidencing the Warrants, in such form as may be approved by the Board, to reflect any adjustment or change in the Exercise Price and the number or kind of stock or other securities or property purchasable upon exercise of the Warrants.

13. AMENDMENT. Except as otherwise expressly provided in this Agreement, no modification or amendment hereof will be effective unless made in a writing signed by appropriate officers of the parties hereto. Notwithstanding the foregoing, any term of this Agreement may be amended with the written consent of the Company and Persons holding a majority of the Warrants and Warrant Shares and shall automatically apply to any Holder of Warrant Shares whether or not such Holder consented to such Amendment.

14. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

15. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon the Company and the Bank and their respective permitted successors and assigns.

16. INTEGRATION. This Agreement and the Warrant Certificates represent the entire agreement of the Company and the Bank with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the Warrant Certificates.

17.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

     THIS AGREEMENT AND ALL RELATED INSTRUMENTS AND AGREEMENTS SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE COMMONWEALTH OF PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF CONCERNING CHOICE OF LAW) AND THE UNITED STATES OF AMERICA. THE FEDERAL COURTS AND COURTS OF PENNSYLVANIA LOCATED IN ALLEGHENY COUNTY, PENNSYLVANIA SHALL HAVE EXCLUSIVE JURISDICATION OVER ANY PROCEEDINGS IN CONNECTION HEREWITH AND THEREWITH. EACH OF THE BANK AND THE COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                           [Signature Page to Follow]

     Witness the due execution of this Agreement as of the date first above written.


ATTEST:                                     INFORMAX, INC.



By:  /s/ Joseph E. Lehren                    By:  /s/  Alex Titomirov
   -----------------------------               ----------------------------
Name:    Joseph E. Lehren                    Name:     Alex Titomirov
     ---------------------------                 --------------------------
Title:   CFO                                 Title:    CEO/Chairman
      --------------------------                  -------------------------



                                            PNC BANK,
                                            NATIONAL ASSOCIATION


                                            By:  /s/ Katharine Kappler
                                               ----------------------------
                                            Name:    Katharine Kappler
                                                 --------------------------
                                            Title:   Managing Director
                                                  -------------------------